John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on November 1, 2022, and payable on November 30, 2022. No action is required on your part.

Distribution Period:	November 2022
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable November 30, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 11/1/2022-11/30/2022		11/1/2022-11/30/2022 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1207	87%	0.1207	87%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0035	3%	0.0035	3%
Return of Capital or
Other Capital Source	0.0138	10%	0.0138	10%
Total per common share	0.1380	100%	0.1380	100%

Average annual total return (in relation to NAV) for the 5 years ended on October 31, 2022				5.06%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2022				7.30%
Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2022				-3.21%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
October 31, 2022				0.61%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund's current fiscal year began on November 1, 2022 and will end on October 31, 2023.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the November 2022 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on December 1, 2022, and payable on December 30, 2022. No action is required on your part.

Distribution Period:	December 2022
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable December 30, 2022, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 12/1/2022-12/31/2022		11/1/2022-12/31/2022 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0913	66%	0.2076	75%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0653	24%
Net Realized Long-
Term Capital Gains	0.0467	34%	0.0031	1%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.1380	100%	0.2760	100%

Average annual total return (in relation to NAV) for the 5 years ended on November 30, 2022				6.26%
Annualized current distribution rate expressed as a percentage of NAV as of November 30,
2022				6.83%
Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2022				7.31%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
November 30, 2022				1.14%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the

1The Fund's current fiscal year began on November 1, 2022 and will end on October 31, 2023.

Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the December 2022 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on January 3, 2023, and payable on January 31, 2023. No action is required on your part.

Distribution Period:	January 2023
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable January 31, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 01/1/2023-01/31/2023		11/1/2022-01/31/2023 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0152	11%	0.2231	54%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0571	14%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0827	20%
Return of Capital or
Other Capital Source	0.1228	89%	0.0511	12%
Total per common share	0.1380	100%	0.4140	100%

Average annual total return (in relation to NAV) for the 5 years ended on December 31, 2022				6.10%
Annualized current distribution rate expressed as a percentage of NAV as of December 31,
2022				7.09%
Cumulative total return (in relation to NAV) for the fiscal year through December 31, 2022				4.12%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
December 31, 2022				1.77%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund's current fiscal year began on November 1, 2022 and will end on October 31, 2023.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the January 2023 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on February 1, 2023, and payable on February 28, 2023. No action is required on your part.

Distribution Period:	February 2023
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable February 28, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 02/1/2023-02/28/2023		11/1/2022-02/28/2023 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.1267	92%	0.3473	63%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0572	10%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0393	7%
Return of Capital or
Other Capital Source	0.0113	8%	0.1081	20%
Total per common share	0.1380	100%	0.5519	100%

Average annual total return (in relation to NAV) for the 5 years ended on January 31, 2023				7.75%
Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2023				6.82%
Cumulative total return (in relation to NAV) for the fiscal year through January 31, 2023				8.79%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
January 31, 2023				2.27%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund's current fiscal year began on November 1, 2022 and will end on October 31, 2023.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the February 2023 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on March 1, 2023, and payable on March 31, 2023. No action is required on your part.

Distribution Period:	March 2023
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable March 31, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 03/1/2023-03/31/2023		11/1/2022-03/31/2023 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0893	65%	0.4352	63%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0487	35%	0.2547	37%
Total per common share	0.1380	100%	0.6899	100%

Average annual total return (in relation to NAV) for the 5 years ended on February 28, 2023				7.31%
Annualized current distribution rate expressed as a percentage of NAV as of February 28,
2023				7.29%
Cumulative total return (in relation to NAV) for the fiscal year through February 28, 2023				2.46%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
February 28, 2023				3.04%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund's current fiscal year began on November 1, 2022 and will end on October 31, 2023.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the March 2023 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Tax-Advantaged Dividend Income Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Tax-Advantaged Dividend Income Fund (NYSE: HTD) with important information concerning the distribution declared on April 3, 2023, and payable on April 28, 2023. No action is required on your part.

Distribution Period:	April 2023
Distribution Amount Per Common Share:	$0.1380

The following table sets forth the estimated sources of the current distribution, payable April 28, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 04/1/2023-04/30/2023		11/1/2022-04/30/2023 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0176	13%	0.4503	54%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.1204	87%	0.3776	46%
Total per common share	0.1380	100%	0.8279	100%

Average annual total return (in relation to NAV) for the 5 years ended on March 31, 2023				6.29%
Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2023				7.55%
Cumulative total return (in relation to NAV) for the fiscal year through March 31, 2023				-0.47%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March
31, 2023				3.78%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund's current fiscal year began on November 1, 2022 and will end on October 31, 2023.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the April 2023 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.1380 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.